Exhibit 10.3

February 4, 2011


Spero Pain Relief Therapy, LLC
348 E. 600 S.
St. George, UT 84770

RE: Amendment to Sales Agreement Between Competitive Technologies, Inc. and Spero Pain Relief Therapy, LLC, dated September 30, 2010

Dear Mr. Miller and Dr. Chalmers,

Based on our discussions, we are pleased amend our agreement with you which is dated September 30, 2010 as follows:

1. Spero Pain Relief Therapy, LLC ("Spero"), and its affiliates will, in selected areas, establish 18 treatment centers utilizing Competitive Technologies, Inc.'s ("CTTC") Calmare Pain Therapy Treatment medical device, model MC-5A. The original agreement was for 14 clinics. The 4 additional clinics are in [Confidential Information Omitted].

2. Schedule A-1 is amended to include the zip codes for [Confidential Information Omitted] on Amended Schedule B. Continued exclusivity is predicated on Spero's purchase or lease of the minimum number of devices indicated on Schedule B.

3. The exclusivity conditions, pricing for devices, supplies and training, as well as warranty provisions of the original agreement remain in place.

4. This agreement is transferable and binding upon any new owners in the event of the change of control or ownership of either CTTC or Spero.

We at Competitive Technologies look forward to a long and mutually beneficial business relationship with Spero Pain Relief Therapy over the coming months and years.

Sincerely,


-------------------------------------  ----------------------------------------
Johnnie D. Johnson                     Signature Spero Pain Relief Therapy, LLC
Chief Executive Officer                Printed Name
Competitive Technologies, Inc.         Date



                                       ----------------------------------------
                                       Signature Spero Pain Relief Therapy, LLC
                                       Printed Name
                                       Date


*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                   CTTC8K5414

      SCHEDULE A-1 - SPERO/CTTC SALES AGREEMENT, AMENDED JANUARY 26, 2011
                  SPERO PAIN RELIEF THERAPY DEFINED ZIP CODES

                       [Confidential Information Omitted]











































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                   CTTC8K5415

       SCHEDULE B-1, SPERO/CTTC SALES AGREEMENT, AMENDED JANUARY 26, 2011
              DEVICE PLAN FOR SELECTED OFFICE LOCATIONS, BY REGION

                       [Confidential Information Omitted]











































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                   CTTC8K5416

       SCHEDULE B-1, SPERO/CTTC SALES AGREEMENT, AMENDED JANUARY 26, 2011
              DEVICE PLAN FOR SELECTED OFFICE LOCATIONS, BY REGION

                       [Confidential Information Omitted]











































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                   CTTC8K5417

       SCHEDULE B-1, SPERO/CTTC SALES AGREEMENT, AMENDED JANUARY 26, 2011
              DEVICE PLAN FOR SELECTED OFFICE LOCATIONS, BY REGION

                       [Confidential Information Omitted]











































*Confidential information on this page has been omitted Pursuant to Rule 24b-2*

                                   CTTC8K5418